Exhibit 10.6

GLOBAL AMENDMENT

THIS GLOBAL AMENDMENT to the Transaction Documents (as defined below) (the “Amendment”) is entered into as of September 21, 2022 (the “Effective Date”), by and between Touchpoint Group Holdings, Inc., a Delaware corporation (the “Company”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.    The Company and Holder are the parties to that certain promissory note in the principal amount of $810,000.00 (the “First Note”), securities purchase agreement (the “First Agreement”), and Warrant (as defined in the First Agreement) all dated October 29, 2021 (collectively, and as amended from time to time, the “First Transaction Documents”), as well as that certain amendment #1 to the First Transaction Documents dated March 25, 2022 (the “First Transaction Documents Amendment”); and

B.     The Company and Holder are the parties to that certain promissory note in the principal amount of $625,000.00 (the “Second Note”), securities purchase agreement (the “Second Agreement”), and Warrants (as defined in the Second Agreement) all dated March 28, 2022 (collectively, and as amended from time to time, the “Second Transaction Documents”), as well as that certain amendment #1 to the Second Note dated April 4, 2022 (the “Second Transaction Documents Amendment”); and

C.    The Company and Holder are the parties to that certain promissory note in the principal amount of $275,000.00 (the “Third Note”), securities purchase agreement (the “Third Agreement”), and Warrants (as defined in the Third Agreement) all dated April 11, 2022 (collectively, and as amended from time to time, the “Third Transaction Documents”); and

D.     The Company and Holder are the parties to that certain promissory note in the principal amount of $225,000.00 (the “Fourth Note”), securities purchase agreement (the “Fourth Agreement”), and Warrants (as defined in the Fourth Agreement) all dated June 7, 2022 (collectively, and as amended from time to time, the “Fourth Transaction Documents”); and

E.     The Company and Holder are the parties to that certain promissory note in the principal amount of $115,000.00 (the “Fifth Note”), securities purchase agreement (the “Fifth Agreement”), and Warrants (as defined in the Fifth Agreement) all dated July 18, 2022 (collectively, and as amended from time to time, the “Fifth Transaction Documents”); and

F.     The Parties desire to amend the First Transaction Documents, Second Transaction Documents, Third Transaction Documents, Fourth Transaction Documents, Fifth Transaction Documents (collectively, the “Transaction Documents”) as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Section 2 of the First Transaction Documents Amendment shall be deleted in the entirety and no longer applicable to the First Transaction Documents.

2.              Section 8(q) of the Second Agreement shall be deleted in the entirety and no longer applicable to the Second Transaction Documents.

3.              Section 8(q) of the Third Agreement shall be deleted in the entirety and no longer applicable to the Third Transaction Documents.

4.              Section 8(q) of the Fourth Agreement shall be deleted in the entirety and no longer applicable to the Fourth Transaction Documents.

5.              Section 8(q) of the Fifth Agreement shall be deleted in the entirety and no longer applicable to the Fifth Transaction Documents.

6.              This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Transaction Documents. Except as specifically modified hereby, all of the provisions of the Transaction Documents, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Touchpoint Group Holdings, Inc.		Mast Hill Fund, L.P.

By:		By:
Name:	Mark White	Name:	Patrick Hassani
Title:	Chief Executive Officer	Title:	Chief Investment Officer

Exhibit A

(see attached)